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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 25, 2005

                        (Date of earliest event reported)

                      ACCESS INTEGRATED TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)

          DELAWARE                    001-31810                   22-3720962
(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)


55 MADISON AVENUE, SUITE 300, MORRISTOWN NJ                     07960
  (Address of principal executive offices)                   (Zip Code)


                                 (973) 290-0080
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written  communications  pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)
[ ]   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)
[ ]   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))
[ ]   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On October 25, 2005, Christie/AIX, Inc. ("Christie/AIX"), a Delaware corporation and an indirect wholly-owned subsidiary of Access Integrated Technologies, Inc., (the "Company"), a Delaware corporation, entered into a non-exclusive Digital Cinema Deployment Agreement (the "Agreement") with Universal City Studios, LLLP ("Universal"), a producer and distributor of motion pictures. The Agreement provides that Universal will distribute movie releases in digital format to theaters equipped with digital cinema projection systems ("Digital Systems") deployed by Christie/AIX, which are to be supplied by Christie Digital Systems USA, Inc. ("Christie"), a California corporation and a leading provider of Digital Systems. Universal will pay a virtual print fee to Christie/AIX for each digital print shown on a Digital System. The number of digital titles Universal is required to release during the term of the Agreement and the amount of the virtual print fee Universal is required to pay will depend, among other things, on the number of fully operational Digital Systems that Christie/AIX deploys during the next twenty-four months. The Agreement is effective through 2017 and was entered into as contemplated by the Company and Christie/AIX pursuant to their Framework Agreement, entered into with Christie in June 2005, which was aimed at facilitating the deployment of Digital Systems.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                         ACCESS INTEGRATED TECHNOLOGIES, INC.



                                         By: /s/ Gary S. Loffredo
                                             -----------------------------------
                                              Name: Gary S. Loffredo
                                                    Title: Senior Vice
                                                    President - General Counsel


                                         Dated: October 28, 2005











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